Supplement dated September 30, 2008

to the

Statement of Additional Information

dated January 28, 2008

Tamarack Prime Money Market Fund

Tamarack Institutional Prime Money Market Fund

Tamarack U.S. Government Money Market Fund

Effective September 30, 2008, Tamarack Prime Money Market Fund, Tamarack Institutional Prime Money Market Fund and Tamarack U.S. Government Money Market Fund may invest up to 5% of their respective net assets in the following types of municipal securities:

1)	Bond Anticipation Notes, Municipal Bonds and Revenue Bonds
2)	Municipal Lease Obligations
3)	Participation Interests

Please refer to the following subsections in the Statement of Additional Information entitled “Bond Anticipation Notes, Municipal Bonds and Revenue Bonds” found on page 4, “Municipal Lease Obligations” found on page 7 and “Participation Interests” found on page 8 for further information regarding these types of municipal securities.

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Please keep a copy of this supplement for future reference.

TAM-MM SAI-SUP 9/08